Exhibit 99.1

Protolabs Reports Financial Results for the Second Quarter of 2026
Record Quarterly Revenue of $149.3 Million, a 10.6% Increase Year-Over-Year
GAAP Earnings Per Share of $0.37, Non-GAAP Earnings Per Share of $0.60
Raising Full Year 2026 Revenue Growth Guidance from 6% - 8% to 8% - 10%
MINNEAPOLIS – July 31, 2026 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the second quarter ended June 30, 2026.

Second Quarter 2026 Financial Highlights:
•Revenue was a record $149.3 million, a 10.6% increase over the second quarter of 2025.
◦Total revenue per customer contact increased 16.7% year-over-year.
◦CNC machining revenue grew 13.6% year-over-year.
◦Injection molding revenue grew 13.1% year-over-year.
•GAAP gross margin was 46.4%, up from 44.3% in the second quarter of 2025. Non-GAAP gross margin was 46.8%, up 200 bps from 44.8% in the second quarter of 2025.
•GAAP operating margin was 7.6%, up from 3.7% in the second quarter of 2025. Non-GAAP operating margin was 12.0%, up 340 bps from 8.6% in the second quarter of 2025.
•GAAP net income was $0.37 per diluted share, compared to $0.18 per diluted share in the second quarter of 2025. Non-GAAP net income was $0.60 per diluted share, compared to $0.41 per diluted share in the second quarter of 2025.

Note: See “Non-GAAP Financial Measures” below.

"We delivered another strong quarter with record revenue, double-digit revenue growth, and both gross and operating margin expansion. More importantly, we are seeing increasing evidence that our strategy is gaining traction across the business, with larger strategic customers expanding their relationships with Protolabs," said President and Chief Executive Officer Suresh Krishna. "Through the first half of 2026, we have demonstrated that Protolabs can deliver strong financial performance while simultaneously transforming the business for the future. We are encouraged by the momentum we are seeing across customers, services, and regions."

Additional Second Quarter 2026 Financial Highlights:
•Adjusted EBITDA was $25.1 million, or 16.8% of revenue, compared to $19.7 million, or 14.6% of revenue, in the second quarter of 2025. See “Non-GAAP Financial Measures” below.
•Cash generated from operations was $15.4 million.
•Cash and investments balance was $162.9 million as of June 30, 2026.

"Record revenue and meaningful margin expansion in the second quarter highlight the strength and scalability of our business model," said Chief Financial Officer Dan Schumacher. "We continue to generate strong cash flow while investing in strategic growth initiatives, and we remain focused on balancing profitable growth with disciplined execution to drive value for customers and shareholders."

Financial Guidance and Outlook:

•For full year 2026, Protolabs is raising its guidance and now expects to generate revenue growth between 8% and 10%.
•For the third quarter of 2026, the Company expects revenue between $145.0 million and $153.0 million.

•For the third quarter of 2026, the Company expects GAAP diluted net income per share between $0.34 and $0.42, and non-GAAP diluted net income per share between $0.56 and $0.64. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by product line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense, amortization expense and trade refunds and charges, net, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by product line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its second quarter 2026 financial results and third quarter 2026 outlook today, July 31, 2026, at 8:30 a.m. EDT. To access the call in the U.S., please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/9bgsjeh5/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs
Protolabs is the world’s fastest manufacturing service enabling companies across every industry to streamline production of quality parts throughout the entire product life cycle. From custom prototyping to end-use production, we support product developers, engineers, and supply chain teams along every phase of their manufacturing journey. Get started now at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Sr. Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Corporate Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$127,918	$110,826
Short-term marketable securities	14,858	17,297
Accounts receivable, net	95,074	78,962
Inventory	15,413	14,401
Prepaid expenses and other current assets	11,590	9,590
Income taxes receivable	1,390	2,465
Total current assets	266,243	233,541

Property and equipment, net	208,329	215,261
Goodwill	273,991	273,991
Other intangible assets, net	16,606	18,612
Long-term marketable securities	20,120	14,308
Operating lease assets	1,263	2,836
Finance lease assets	290	424
Other long-term assets	4,456	4,442
Total assets	$791,298	$763,415

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$21,542	$15,104
Accrued compensation	18,830	23,674
Accrued liabilities and other	31,776	26,783
Current operating lease liabilities	929	1,155
Current finance lease liabilities	127	286
Total current liabilities	73,204	67,002

Long-term operating lease liabilities	1,185	1,606
Long-term deferred tax liabilities	20,625	16,598
Other long-term liabilities	4,551	4,277

Shareholders' equity	691,733	673,932
Total liabilities and shareholders' equity	$791,298	$763,415

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue
Injection Molding	$53,625	$47,415	$104,693	$96,138
CNC Machining	70,360	61,945	133,605	114,788
3D Printing	20,667	21,215	41,132	41,409
Sheet Metal	4,462	4,303	8,813	8,514
Other Revenue	227	185	434	419
Total revenue	149,341	135,063	288,677	261,268

Cost of revenue	79,999	75,289	155,743	145,796
Gross profit	69,342	59,774	132,934	115,472

Operating expenses
Marketing and sales	25,682	24,731	50,462	48,480
Research and development	10,791	11,173	21,331	21,782
General and administrative	19,650	18,752	36,662	35,600
Restructuring and transformation costs	924	—	2,345	—
Costs related to exit and disposal activities	937	149	937	110
Total operating expenses	57,984	54,805	111,737	105,972
Income from operations	11,358	4,969	21,197	9,500
Other income, net	1,245	1,705	2,723	3,159
Income before income taxes	12,603	6,674	23,920	12,659
Provision for income taxes	3,451	2,247	6,657	4,633
Net income	$9,152	$4,427	$17,263	$8,026

Net income per share:
Basic	$0.38	$0.19	$0.72	$0.33
Diluted	$0.37	$0.18	$0.71	$0.33

Shares used to compute net income per share:
Basic	23,969,254	23,900,390	23,902,802	24,018,119
Diluted	24,415,788	24,101,592	24,358,568	24,291,246

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
Operating activities
Net income	$17,263	$8,026
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,161	17,264
Stock-based compensation expense	7,307	8,251
Deferred taxes	4,054	(3,985)
Interest on finance lease obligations	5	11
Loss on impairment of equipment	186	—
Impairments related to exit and closure of facilities	937	448
Gain on disposal of property and equipment	(120)	—
Other	(152)	(82)
Changes in operating assets and liabilities	(12,663)	(970)
Net cash provided by operating activities	32,978	28,963

Investing activities
Purchases of property, equipment and other capital assets	(9,743)	(2,730)
Proceeds from sales of property, equipment and other capital assets	1,279	—
Purchases of marketable securities	(16,007)	(11,052)
Proceeds from maturities of marketable securities	12,500	10,230
Net cash used in investing activities	(11,971)	(3,552)

Financing activities
Proceeds from issuance of common stock from equity plans	7,265	2,081
Purchases of shares withheld for tax obligations	(5,951)	(3,117)
Repurchases of common stock	(5,036)	(23,980)
Principal repayments of finance lease obligations	(160)	(153)
Net cash used in financing activities	(3,882)	(25,169)
Effect of exchange rate changes on cash and cash equivalents	(33)	1,069
Net increase in cash and cash equivalents	17,092	1,311
Cash and cash equivalents, beginning of period	110,826	89,071
Cash and cash equivalents, end of period	$127,918	$90,382

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs
GAAP net income	$9,152	$4,427	$17,263	$8,026
Add back:
Stock-based compensation expense	4,088	4,259	7,307	8,251
Amortization expense	905	927	1,818	1,835
Unrealized loss (gain) on foreign currency	137	(179)	137	(314)
Trade refunds and charges, net	(327)	—	(327)	—
Restructuring and transformation costs	924	—	2,345	—
Costs related to exit and disposal activities	937	149	937	110
CEO transition costs	—	1,362	—	1,362
Total adjustments [1]	6,664	6,518	12,217	11,244
Income tax benefits on adjustments [2]	(1,111)	(958)	(1,697)	(1,200)
Non-GAAP net income	$14,705	$9,987	$27,783	$18,070

Non-GAAP net income per share:
Basic	$0.61	$0.42	$1.16	$0.75
Diluted	$0.60	$0.41	$1.14	$0.74

Shares used to compute non-GAAP net income per share:
Basic	23,969,254	23,900,390	23,902,802	24,018,119
Diluted	24,415,788	24,101,592	24,358,568	24,291,246

1Stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Cost of revenue	$549	$767	$1,285	$1,569

Marketing and sales	819	808	1,524	1,586
Research and development	641	735	1,069	1,360
General and administrative	2,657	4,238	4,920	6,933
Restructuring and transformation costs	924	—	2,345	—
Costs related to exit and disposal activities	937	149	937	110
Total operating expenses	5,978	5,930	10,795	9,989

Other income, net	137	(179)	137	(314)
Total adjustments	$6,664	$6,518	$12,217	$11,244

2For the three and six months ended June 30, 2026 and 2025, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$149,341	$135,063	$288,677	$261,268
Gross profit	69,342	59,774	132,934	115,472
GAAP gross margin	46.4%	44.3%	46.0%	44.2%
Add back:
Stock-based compensation expense	534	424	928	884
Amortization expense	342	343	684	685
Trade refunds and charges, net	(327)	—	(327)	—
Total adjustments	549	767	1,285	1,569
Non-GAAP gross profit	$69,891	$60,541	$134,219	$117,041
Non-GAAP gross margin	46.8%	44.8%	46.5%	44.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$149,341	$135,063	$288,677	$261,268
Income from operations	11,358	4,969	21,197	9,500
GAAP operating margin	7.6%	3.7%	7.3%	3.6%
Add back:
Stock-based compensation expense	4,088	4,259	7,307	8,251
Amortization expense	905	927	1,818	1,835
Trade refunds and charges, net	(327)	—	(327)	—
Restructuring and transformation costs	924	—	2,345	—
Costs related to exit and disposal activities	937	149	937	110
CEO transition costs	—	1,362	—	1,362
Total adjustments	6,527	6,697	12,080	11,558
Non-GAAP income from operations	$17,885	$11,666	$33,277	$21,058
Non-GAAP operating margin	12.0%	8.6%	11.5%	8.1%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$149,341	$135,063	$288,677	$261,268
GAAP net income	9,152	4,427	17,263	8,026
GAAP net income margin	6.1%	3.3%	6.0%	3.1%
Add back:
Amortization expense	$905	$927	$1,818	$1,835
Depreciation expense	7,183	7,643	14,343	15,429
Interest income, net	(1,331)	(1,143)	(2,584)	(2,251)
Provision for income taxes	3,451	2,247	6,657	4,633
EBITDA	19,360	14,101	37,497	27,672
EBITDA Margin	13.0%	10.4%	13.0%	10.6%
Add back:
Stock-based compensation expense	4,088	4,259	7,307	8,251
Unrealized loss (gain) on foreign currency	137	(179)	137	(314)
Trade refunds and charges, net	(327)	—	(327)	—
Restructuring and transformation costs	924	—	2,345	—
Costs related to exit and disposal activities	937	149	937	110
CEO transition costs	—	1,362	—	1,362
Total adjustments	5,759	5,591	10,399	9,409
Adjusted EBITDA	$25,119	$19,692	$47,896	$37,081
Adjusted EBITDA Margin	16.8%	14.6%	16.6%	14.2%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$122,759	$—	$122,759	$110,712	10.9%	10.9%
Europe	26,582	(447)	26,135	24,351	9.2	7.3
Total revenue	$149,341	$(447)	$148,894	$135,063	10.6%	10.2%

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$234,886	$—	$234,886	$210,979	11.3%	11.3%
Europe	53,791	(2,604)	51,187	50,289	7.0	1.8
Total revenue	$288,677	$(2,604)	$286,073	$261,268	10.5%	9.5%

1Revenue for the three and six months ended June 30, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2025 to GAAP revenue for the three and six months ended June 30, 2026.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2025 to non-GAAP revenue for the three and six months ended June 30, 2026 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Product Line
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$53,625	$(89)	$53,536	$47,415	13.1%	12.9%
CNC Machining	70,360	(318)	70,042	61,945	13.6	13.1
3D Printing	20,667	(30)	20,637	21,215	(2.6)	(2.7)
Sheet Metal	4,462	(8)	4,454	4,303	3.7	3.5
Other Revenue	227	(2)	225	185	22.7	21.6
Total revenue	$149,341	$(447)	$148,894	$135,063	10.6%	10.2%

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$104,693	$(720)	$103,973	$96,138	8.9%	8.1%
CNC Machining	133,605	(1,432)	132,173	114,788	16.4	15.1
3D Printing	41,132	(398)	40,734	41,409	(0.7)	(1.6)
Sheet Metal	8,813	(50)	8,763	8,514	3.5	2.9
Other Revenue	434	(4)	430	419	3.6	2.6
Total revenue	$288,677	$(2,604)	$286,073	$261,268	10.5%	9.5%

1Revenue for the three and six months ended June 30, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2025 to GAAP revenue for the three and six months ended June 30, 2026.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2025 to non-GAAP revenue for the three and six months ended June 30, 2026 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$149,341	$135,063	$288,677	$261,268
Customer contacts	20,630	21,775	31,069	33,136
Revenue per customer contact[1]	$7,239	$6,203	$9,291	$7,885

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q3 2026 Outlook
	Low	High
GAAP diluted net income per share	$0.34	$0.42
Add back:
Stock-based compensation expense	0.19	0.19
Amortization expense	0.03	0.03
Total adjustments	0.22	0.22
Non-GAAP diluted net income per share	$0.56	$0.64